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                                                                    EXHIBIT 99.2

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
BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series  1995-B

Distribution Date of:                                                            15-Aug-00
Determined as of:                                                                 9-Aug-00
For the Monthly Period Ending:                                                   31-Jul-00
Days in Interest Period (30/360)                                                        30
Days in Interest Period (Actual/360)                                                    29

                                                                                 Beginning             Ending           Change
                                                                                 ---------             ------           ------
Pool Balance (Principal)                                                  3,939,186,249.85   3,912,261,002.48   (26,925,247.37)
Excess Funding Account                                                                0.00               0.00             0.00

Invested Amount                                                             380,000,000.00     380,000,000.00             0.00
Class A Invested Amount                                                     357,200,000.00     357,200,000.00             0.00
Class B Invested Amount                                                      22,800,000.00      22,800,000.00             0.00

Principal Funding Account                                                   238,133,333.33     297,666,666.67    59,533,333.33

Adjusted Invested Amount                                                    141,866,666.67      82,333,333.33   (59,533,333.33)
Class A Adjusted Invested Amount                                            119,066,666.67      59,533,333.33   (59,533,333.33)
Class B Adjusted Invested Amount                                             22,800,000.00      22,800,000.00             0.00
Enhancement Invested Amount                                                           0.00               0.00             0.00

Reserve Account                                                               1,900,000.00      1,900,000.00              0.00

Available Cash Collateral Amount                                             16,568,000.00     11,210,000.00     (5,358,000.00)
Available Shared Collateral Amount                                           12,768,000.00      7,410,000.00     (5,358,000.00)
Spread Account                                                               16,568,000.00     11,210,000.00     (5,358,000.00)

Servicing Base Amount                                                       141,866,666,67     82,333,333.33    (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                               5.11%
Principal Allocation Pct                                                              9.65%
Class A Floating Pct                                                                 88.68%
Class B Floating Pct                                                                 11.32%
Class A Principal Pct                                                                94.00%
Class B Principal Pct                                                                 6.00%

                                                                                Series
Allocations                                                   Trust             1995-B             Class A          Class B
-----------                                   ----------------------------------------------------------------------------------
Principal Collections                                     431,223,842.41     41,598,708.39      39,102,785.89     2,495,922.50

Finance Charge Collections                                 72,008,463.58      3,681,599.10       3,264,814.30       416,784.80
PFA Investment Proceeds                                               NA      1,182,048.58       1,182,048.58             0.00
Reserve Account Draw                                                  NA         68,151.42          68,151.42             0.00
                                                                                 ---------          ---------             ----
Available Funds                                                               4,931,799.10       4,515,014.30       416,784.80

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                            395,833.33         351,022.01        44,811.32
Monthly Interest                                                              1,997,850.00       1,875,300.00       122,550.00
Monthly Servicing Fee                                                            29,555.56          26,209.64         3,345.91
Defaulted Amounts                                          24,755,386.88      1,265,676.36       1,122,392.24       143,284.12
                                                                              ------------       ------------       ----------
                                                                              3,688,915.25       3,374,923.90       313,991.35

Excess Spread                                                                 1,386,167.97       1,140,090.40       246,077.57
Required Amount                                                                       0.00               0.00             0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                      0.00
Risk-Free Fee                                                                                        4,270.86
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest                       (5,942.07)
                                                                                                    ---------
Monthly Cash Collateral Fee                                                                          1,671.20

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
Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                       6.22%
Principal Payment Rate Calculation                                                                      11.27%
Calculated Current Month's Spread Account Cap                                                              N/A
Spread Account Cap Adjustment                                                                            0.00%
Applicable Spread Account Cap Percentage                                                                   N/A
Beginning Cash Collateral Amount                                                                16,568,000.00
Required Cash Collateral Amount                                                                 11,210,000.00
Cash Collateral Account Draw                                                                             0.00
Cash Collateral Account Surplus                                                                  5,358,000.00
Beginning Spread Account Balance                                                                16,568,000.00
Required Spread Account Amount                                                                  11,210,000.00
Required Spread Account Draw                                                                             0.00
Required Spread Account Deposit                                                                          0.00
Spread Account Surplus                                                                           5,358,000.00

Monthly Principal & Controlled Deposit Amount
----------------------------------------------
Month of Accumulation                                                                                       5
Controlled Accumulation Amount                                                                  59,533,333.33
Required PFA Balance                                                                           297,666,666.67
Beginning PFA Balance                                                                          238,133,333.33
Controlled Deposit Amount                                                                       59,533,333.33
Available Investor Principal Collections                                                        42,864,384.75
Principal Shortfall                                                                             16,668,948.58
Shared Principal to Other Series                                                                         0.00
Shared Principal from Other Series                                                              16,668,948.58
Class A Monthly Principal                                                                       59,533,333.33
Class B Monthly Principal                                                                                0.00
Monthly Principal                                                                               59,533,333.33
PFA Deposit                                                                                     59,533,333.33
PFA Withdrawal                                                                                           0.00
Ending PFA Balance                                                                             297,666,666.67
Principal to Investors                                                                                   0.00
Ending Class A Invested Amount                                                                 357,200,000.00
Ending Class B Invested Amount                                                                  22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                   10.71%
Revolving Investor Interest                                                                    630,000,000.00
Class A Invested Amount                                                                        357,200,000.00
Available Principal                                                                             67,452,497.06
Class A Accumulation Period Length                                                                          6

Reserve Account
---------------
Available Reserve Account Amount                                                                 1,900,000.00
Covered Amount                                                                                   1,250,200.00
Reserve Draw Amount                                                                                 68,151.42
Portfolio Yield                                                                                         12.94%
Reserve Account Factor                                                                                  50.00%
Portfolio Adjusted Yield                                                                                 5.31%
Reserve Account Funding Period Length                                                                       3
Reserve Account Funding Date                                                                        15-Jan-00
Weighted Average Coupon                                                                                  6.31%
Required Reserve Account Amount                                                                  1,900,000.00
Reserve Account Surplus                                                                                  0.00
Required Reserve Account Deposit                                                                    57,617.51
Portfolio Yield - 3 month average                                                                       12.78%
Base Rate - 3 month average                                                                              7.37%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                        5.41%


*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly
Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.
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